UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C. 20549


__________


                         FORM 8-K

                       CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15 (d) OF
           THE SECURITIES EXCHANGE ACT OF 1934


                       _____________________


                    Date of Report: July 16, 1996


                 Alexander & Alexander Services Inc.
	     (Exact name of registrant as specified in its charter)


            Maryland   		     1-8282               52-0969822

           (State or other   	(Commission	      (I.R.S. Employer
           jurisdiction of    	File Number) 	Identification No.)
           organization)


    	1185 Avenue of the Americas		           10036
     New York, New York            		     (Zip Code)
	       (Address of principal executive offices)


          (212) 444-4500
     (Registrant's telephone number,
         including area code:)


             Not Applicable
       (Former name or former address,
        if changed since last report.)



Item 5.	Other Events.

Information Concerning Forward-Looking
Statements.

Alexander & Alexander Services Inc. (the
"Company") has made and may from time to time make forward-looking statements concerning future financial results or events or conditions that may affect its future financial results. Forward-looking statements are made based upon management's expectations, assumptions, judgments and beliefs concerning future developments and global economic, industry and financial market conditions, and their potential effect upon the Company. There can be no assurance that these future conditions and developments will be in accordance with management's expectations or that the effect of future conditions and developments on the Company will be those anticipated by management.

The Company wishes to caution readers that the assumptions that form the basis for forward-looking statements concerning future financial results, or events or conditions that may affect such results, are based on many factors that are beyond the Company's ability to control or estimate precisely, including future market conditions and the behavior of competitors and other market participants.
Among the factors, in addition to other
possible factors not listed, that could affect actual results and cause such results to differ materially from those anticipated in such forward-looking statements are the following:

Economic Conditions

The insurance brokerage industry is
affected by changes in national,
international and local economic
conditions as well as in client
preferences and spending patterns.
Factors such as inflation and changes
in worldwide interest rates and
monetary fluctuations may affect
the Company's clients and the
markets in which the Company operates
and its ability to finance needed
capital expenditures.

Government Regulation and Licensing

The global insurance brokerage industry
is affected by the adoption of new, and
by changes in, trade, monetary,
accounting and fiscal policies, laws and regulations such as trade restrictions and prohibitions, as well as other activities of federal and local governments, agencies and similar organizations. The Company's ability to conduct business may be precluded, temporarily suspended or otherwise adversely affected as a result of any such changes or activities.

In addition, the activities of the
Company related to insurance broking
and human resource management
consulting services are subject to
licensing requirements and extensive
regulation under the laws of the United
States and its states, territories and
possessions, as well as the laws of
other countries in which the Company's
subsidiaries conduct business.  These
laws and regulations vary from
jurisdiction to jurisdiction.  The
appropriate regulatory authorities
generally have wide discretionary
authority in adopting, amending and
implementing such regulations.  In
addition, certain of the Company's
activities are governed by the rules of
the Lloyd's of London insurance market
and other similar organizations.
Compliance with such licensing and
regulatory requirements and the
restructuring and reorganization of
Lloyd's of London may increase the
Company's cost of doing business or
change the manner in which the
Company is permitted to operate.


Competition

The insurance brokerage industry is
intensely competitive with respect to
broking commissions, fee growth,
personnel and the quality of service
provided.  There is keen competition
within the industry on a local, national and international level, not only to gain new clients but also to retain existing clients. In addition, the Company is subject to loss of business due to the growing alternative markets and to loss of personnel to its competitors.

Market Conditions

The insurance brokerage industry is
affected by periods of soft pricing and
excess market capacity which, in
recent years has resulted in a
downward pressure on premium rates
and intense competition among
insurance carriers and brokers for
market share.  The occurrence of
catastrophic events can change loss
ratios and, subsequently, pricing,
thereby affecting a broker's contingent
commissions and overriders.  The
Company's revenues, expenses and
associated hedging programs are also
affected by the general level of interest rates and the income earned on fiduciary funds as well as changes in foreign currency exchange rates. The timing of renewal cycles in different parts of the world and lines of business produces seasonality in its results.

Contingencies

The Company's financial results are
affected by the costs and other effects
of claims and lawsuits from both
private and governmental parties,
which may include claims and lawsuits
in the ordinary course of business,
consisting principally of alleged errors and omissions in connection with the placement of insurance and in rendering consulting services, as well as claims relating to the Company's discontinued operations and tax matters, which may affect its operations and administrative expenses. The Company is also subject to the risk of losses from the potential uncollectibility of insurance and reinsurance claims and advances on behalf of clients and indemnifications connected with the sales of certain businesses.

Growth Plans

The Company plans to explore
geographical market expansion as well
as strategic and niche acquisitions
relating to its core business. There can be no assurance that the Company will be able to achieve its growth objectives or consummate any acquisition or joint venture opportunities it may pursue or if a transaction is consummated, what the financial benefit, if any, will be to the Company. Growth in certain markets or products can impact the historical quarterly comparisons of earnings based on insurance renewal cycles.

Restructuring/Cost Saving Efforts

The Company's future earnings will be
affected by its ability to effectuate
additional internal consolidation and
other cost savings initiatives and its
investment in new technology,
products and personnel.

While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its quarterly and annual reports, the Company undertakes no obligation to publicly update or revise any particular forward-looking statement in light of future events.








SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




		ALEXANDER & ALEXANDER SERVICES INC.


		By:   /s/Albert A. Skwiertz, Jr.
			 Albert A. Skwiertz, Jr.
			 Senior Vice President & General Counsel























Date:  July 16, 1996

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Alexander & Alexander Services Inc.
1185 Avenue of the Americas
New York, NY  10036
Telephone:	212 444-4500
FAX:	212 444-4696



VIA EDGAR


July 16, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Re:  Current Report on Form 8-K

Gentlemen:

Enclosed for filing please find one conformed copy of the Current Report on Form 8-K for Alexander & Alexander
Services Inc. (the "Company").


Sincerely,



/s/ Andrea L. Schuman


Andrea L. Schuman
Attorney


ALS/ht

Enc.

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